                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 11th day of August, 1998, by and among MARINER ENERGY, INC., a Delaware corporation ("Borrower"), NATIONSBANK, N.A., as Agent ("Agent"), TORONTO DOMINION (TEXAS), INC., as Co-Agent ("Co-Agent") and the financial institutions listed on Schedule 1 hereto (individually a "Bank" and collectively "Banks").

         WHEREAS, Borrower, Agent and NationsBank of Texas, N.A. (in its individual capacity, "NationsBank of Texas") entered into that certain Credit Agreement dated June 28, 1996 (the "Original Credit Agreement");

         WHEREAS, by various Assignment and Assumption Agreements dated August 12, 1996, NationsBank of Texas assigned thirty percent (30%) of the Total Commitment to Toronto Dominion (Texas), Inc., twenty percent (20%) of the Total Commitment to The Bank of Nova Scotia and twenty percent (20%) of the Total Commitment to ABN AMRO Bank, N.V., Houston Agency, and pursuant to said Assignment and Assumption Agreements, such financial institutions assumed the obligations of NationsBank of Texas with respect to such assigned portions of the Total Commitment;

         WHEREAS, NationsBank of Texas, as Agent, Toronto Dominion (Texas), Inc., as Co-Agent, and the Banks entered into that certain First Amendment to Credit Agreement dated August 12, 1996 (the "First Amendment") (the Original Credit Agreement, as amended by the First Amendment, is referred to herein as the "Credit Agreement");

         WHEREAS, NationsBank of Texas merged with and into NationsBank, N.A., so that Agent is the successor in interest by merger in such capacity to NationsBank of Texas; and

         WHEREAS, Borrower, Agent, Co-Agent and Banks desire to extend the maturity date of the facility described in the Credit Agreement and to amend certain other terms and provisions of the Credit Agreement, as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. The definition of "Agent" set forth in Section 1.1 of the Credit Agreement is deleted in its entirety, and the following is substituted in its place:

            "Agent" means NationsBank, N.A. in its capacity as agent for Banks hereunder or any successor thereto.

         2. The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is deleted in its entirety, and the following is substituted in its place:

            "Maturity Date" means October 1, 1999.

         3. Schedule 1 attached to the Credit Agreement is deleted in its entirety, and Schedule 1 attached to this Second Amendment is substituted therefor.

         4. Borrower hereby represents and warrants to Agent, Co-Agent and each Bank as follows:

            (a) Borrower has (i) begun analyzing the operations of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, embedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999), and (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis, except to the extent that a failure to do so could not reasonably expected to have a material adverse affect upon the financial condition of Borrower;

            (b) Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse affect upon the financial condition of Borrower; and

            (c) Borrower will promptly notify Agent in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse affect upon the financial condition of Borrower.

         5. The closing of the transactions contemplated by this Second Amendment is subject to the satisfaction of the following conditions:

            (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to counsel to Agent; and

            (b) Agent shall have received a fully executed copy of this Second Amendment.

         6. Except as amended hereby, the Credit Agreement shall remain unchanged, and the terms, conditions and covenants of the Credit Agreement shall continue and be binding upon the parties hereto.

         7. Within thirty (30) days of the next action, whether by consent or at a meeting, of the Board of Directors of Borrower and Guarantor, Borrower will deliver an executed copy of resolutions of the Board of Directors of Borrower and Guarantor in form and substance reasonably satisfactory to Agent ratifying the execution, delivery and performance of this Second Amendment and all documents, instruments and certificates referred to herein.

         8. Each of the terms defined in the Credit Agreement is used in this Second Amendment with the same meaning, except as otherwise indicated in this Second Amendment. Each of the terms defined in this Second Amendment is used in the Credit Agreement with the same meaning, except as otherwise indicated in the Credit Agreement.

         9. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

         10. THIS SECOND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         11. THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                  MARINER ENERGY, INC.


                                  By: /s/ Frank A. Pici
                                      ---------------------------------------
                                      Frank A. Pici
                                      Title:Vice President of Finance and CFO
                                            ---------------------------------

                                  NATIONSBANK, N.A., as Agent


                                  By: /s/ James R. Allred
                                      ---------------------------------------
                                      James R. Allred
                                      Title:Senior Vice President
                                            ---------------------------------


                                  TORONTO DOMINION (TEXAS), INC.,
                                  as Co-Agent


                                  By: /s/ Jimmy Simien
                                      ---------------------------------------
                                      Jimmy Simien
                                      Title:Vice President
                                            ---------------------------------


                                  NATIONSBANK, N.A.


                                  By: /s/ James R. Allred
                                      ---------------------------------------
                                      James R. Allred
                                      Title:Senior Vice President
                                            ---------------------------------


                                  TORONTO DOMINION (TEXAS), INC.


                                  By: /s/ Jimmy Simien
                                      ---------------------------------------
                                      Jimmy Simien
                                      Title:Vice President
                                            ---------------------------------

                                  THE BANK OF NOVA SCOTIA


                                  By: /s/ F.C.H. Ashby
                                      ---------------------------------------
                                      F.C.H. Ashby
                                      Title:Senior Manager - Loan Operations
                                            ---------------------------------

                                  ABN AMRO BANK, N.V., Houston Agency

                                  By: ABN AMRO North America, Inc., as agent


                                      By: /s/ Charles W. Randall
                                          -----------------------------------
                                          Charles W. Randall
                                          Title:Senior Vice President
                                                -----------------------------

                                      By: /s/ Stephanie Balette
                                          -----------------------------------
                                          Stephanie Balette
                                          Title:Assistant Vice President
                                                -----------------------------

         Guarantor joins in the execution of this Second Amendment to evidence that it hereby agrees and consents to all of the matters contained in this Second Amendment and further agrees that (i) its liability under those three certain Guarantys, each dated August 12, 1996, each being executed by Guarantor for the benefit of a Bank (the "Guarantys") shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Second Amendment or any of the instruments or documents referred to herein by the parties hereto, except as specifically set forth herein or therein, (ii) the Guarantys are hereby renewed, extended, ratified, confirmed and carried forward in all respects, (iii) the Guarantys are and shall remain in full force and effect and are and shall remain enforceable against Guarantor in accordance with their terms and (iv) the Guarantys shall cover all indebtedness of Borrower to the Banks described in the Credit Agreement as amended hereby.

                                  MARINER HOLDINGS, INC.


                                  By: /s/ Frank A. Pici
                                      ---------------------------------------
                                      Frank A. Pici
                                      Title:Vice President of Finance and CFO
                                            ---------------------------------

                                                           "GUARANTOR"

                                   SCHEDULE 1

                             Financial Institutions

   Financial                   Domestic               Eurodollar Lending                   Commitment
  Institution               Lending Office                  Office                          Percentage                 Commitment
  -----------               --------------                  ------                          ----------                 ----------
NationsBank, N.A.           700 Louisiana,               700 Louisiana,                         30%                    $45,000,000
                            8th Floor                    8th Floor
                            Houston, Texas               Houston, Texas
                            77002                        77002
Toronto Dominion            909 Fannin,                  909 Fannin,                            30%                    $45,000,000
(Texas), Inc.               Suite 1700                   Suite 1700
                            Houston, Texas               Houston, Texas
                            77010                        77010
The Bank of Nova            600 Peachtree St.,           600 Peachtree St.,                     20%                    $30,000,000
Scotia                      N.E., Suite 2700             N.E., Suite 2700
                            Atlanta, Georgia             Atlanta, Georgia
                            30308                        30308
ABN AMRO                    Three Riverway,              Three Riverway,                        20%                    $30,000,000
Bank, N.V.,                 Suite 1700                   Suite 1700
Houston Agency              Houston, Texas               Houston, Texas
                            77056                        77056